UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2017

HEALTH ADVANCE INC.

(Exact name of registrant as specified in its charter)

Wyoming	333-177122	46-0525223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 Citadel Drive East - Suite 290 Colorado Springs, CO 80909
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 719-466-6699

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The purpose of this filing on Form 8-K/A is to replace and amend the Form 8-K that was previously filed on November 20, 2017. At the time of the filing, the Company had a transition in executive management following a civil litigation with the former President of the Company. The changes in the Company set forth below are in reference to Board Resolutions adopted by the Company. The Company is working diligently to resolve all requests of the SEC pursuant to Form 10-Q/A for April 30, 2017 - Exhibit 99.3. Furthermore, the Company seeks to update and amend the original Form 8-K with the more detailed and accurate information below as follows.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Health Advance Inc. ('HADV' or the 'the Company'), announces that Mr. Jordan Starkman has resigned from the Board of Directors of HADV (the 'Board'), as well as from the position of Board Executive, President, and Director with his resignation taking effect from November 1, 2017. Mr. Starkman had been a Board Executive, Director and President since the Company's inception.

The Company appoints Vice Chairman and Director, Gregory Shusterman as interim Chairman/Executive Director, Christian Diesveld as a voting Director of the Board, and Dr. Muhammad Mukhtar as the Special Advisor to the Chairman and shall be the appointed (Interim) Chief Executive Officer and a non-voting Director of the Board.

Thereby, Mr. Shusterman, Mr. Diesveld, and Dr. Mukhtar’s appointment is effective from November 1, 2017. HADV intends to simplify its overall management structure and is in the process of hiring and electing new executive management for the new fiscal year.

Mr. Shusterman is a Canadian citizen who has worked previously in various senior leadership positions for a number of companies in the healthcare industry and has work experience as the Vice Chairman and ‘Acting Chairman’ for the Company since being elected in April of this year.

Mr. Diesveld is a Canadian citizen and UK resident who has worked previously in various senior leadership positions for a number of companies, including, but not limited to, Hantian Labs Limited, a recent acquisition of the Company, where Mr. Diesveld was recently named UK CEO of the Year – Small Enterprise in the Health and Wellness sector

Dr. Mukhtar has served as a professor at the American University of Ras Al Khaimah (AURAK), United Arab Emirates. Before his arrival at AURAK, he served as Vice Chancellor/Professor of three Universities in Pakistan concomitantly – a unique honor for any academic leader. Through his wise academic leadership and innovative governance, he converted a regional higher education institution in Pakistan to one of the top-ranked in the country. Mukhtar received his Master and MPhil in the field of Biochemistry from Pakistan and his Ph.D. in biosciences from the Drexel University of Philadelphia, USA, and also completed a Graduate Certificate in Research Management from Thomas Jefferson University in Philadelphia, USA. He served in various academic/administrative positions in the USA on an outstanding scientist (O-1) visa.

Mukhtar is an avid researcher also. His laboratory developed an in-vitro model of the human blood-brain barrier to study viral neuropathogenesis. Dr. Mukhtar as Principal or Co-Investigator has received several awards from organizations including American Diabetes Association, American Society for Microbiology, Diabetes Trust Foundation, US National Institutes of Health, Pfizer Pharmaceuticals (NYSE: PFE), and the Higher Education Commission of Pakistan. Human blood-brain barrier model developed in his laboratory is extensively used to understand ferrying of viruses into the brain and finding cures for neurological ailments.

Dr. Mukhtar holds specialized Certificates in Public Health and Bioinformatics. Committed to the role of technology in biomedical research, he serves as managing editor of Frontiers in Bioscience and is on the editorial board of several research journals. He feels pride in mentoring researchers, scientists, teachers and administrators and committed professionals aspiring to excel in their practical life. He has several research publications, including peer-reviewed research, review articles, invited articles, book chapters, commissioned articles and critiques to his credit. A book describing accomplishments of Dr. Mukhtar’s educational leadership has been published in Urdu language entitled “Hayat Zauq e Safar Kay Siwa Kuch Aur Naheen” and it’s English Version “The Making of a Best National University” is in progress.

Reference is made to this disclosure set under Item 9.01 of this SEC Form 8-K and SEC Form 10-Q/A for the transition period from February 1, 2017 through April 30, 2017, which include Item 9.01 - Exhibits [99.2 and 99.3] of this Report, which disclosure is incorporated herein by reference, in addition to being pursuant to the results of Civil Case No. 17CV132-S, U.S. Court of Wyoming District on September 22, 2017.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; New Board Resolution and Change in Fiscal Year

On June 30, 2017, the Board of Directors and Control Stock Committee of Shareholders adopted a resolution to change the Company's fiscal year end from July 31 to March 31, effective as of June 30, 2017 as of the date of the board resolution. Thus, this Transition Period between August 1, 2017 and June 30, 2017 shall be included with the annual report for fiscal year-end March 31, 2018, pursuant to SEC regulations.

FISCAL PERIOD	REPORTING PERIOD	REPORT TO BE FILED
Fiscal Year Ending on July 31, 2016	August 1, 2015 to July 31, 2016	Annual Report on Form 10-K
Transition Period	August 1, 2016 to June 30, 2017	Transition Report on Form 10-K (3/31/2018)
1st Quarter of Fiscal Year Ending 3/31/2018	July 1, 2017 to September 30, 2017	Quarterly Report on Form 10-Q
2nd Quarter of Fiscal Year Ending 3/31/2018	October 1, 2017 to December 31, 2017	Quarterly Report on Form 10-Q
Fiscal Year Ending on March 31, 2018	July 1, 2017 to March 31, 2018	Annual Report on Form 10-K

On December 12, 2017 the Board of Directors and Control Stock Committee of Shareholders adopted a Board Resolution, which maintain the clauses of Board Resolutions adopted on June 6, 2017 and June 30, 2017.

Item 9.01 - Exhibits

Exhibit 99.1: Letter of Resignation Undersigned by Jordan Starkman - November 1, 2017

Exhibit 99.2: Board Resolution - June 6, 2017

Exhibit 99.3: Board Resolution - June 30, 2017

Exhibit 99.4: Board Resolution - December 12, 2017

Exhibit 99.5: Temporary Restraining Order from U.S. Court, Wyoming District Against Jordan Starkman - August 7, 2017

Exhibit 99.6: Amendment to Temporary Restraining Order from U.S. Court, Wyoming District - Health Advance v. Starkman - September 12, 2017

Exhibit 99.7: Forced Leave of Absence Notice to Jordan - April 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH ADVANCE INC.

Date: December 14, 2017	By:	/s/ Gregory Shusterman
Gregory Shusterman, Chairman, Board of Directors; Executive Director